UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 7, 2007

AMERICAN CRYSTAL SUGAR COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	33-83868; 333-11693; and 333-32251	84-0004720
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

101 NORTH THIRD STREET
MOORHEAD, MN 56560	(218) 236-4400
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02              Departure of Officers and Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2007 the Board of Directors of American Crystal Sugar Company (the “Company”) elected Joseph J. Talley, 46, as Chief Operating Officer of the Company and Thomas S. Astrup, 38, as Vice President-Finance and Chief Financial Officer of the Company.

Mr. Talley most recently served as Vice President-Finance and Chief Financial Officer of the Company and as Chief Operating Officer of Sidney Sugars Incorporated, a subsidiary of the Company. He was named Vice President-Finance in 1998, Chief Operating Officer of Sidney Sugars Incorporated in 2002, and Chief Financial Officer in 2003. Mr. Talley has also held various positions within the financial disciplines of the Company. Prior to joining the Company in 1996, Mr. Talley served as Finance Director of ProGold Limited Liability Company.  Mr. Talley currently serves on the Board of Governors for ProGold Limited Liability Company.  Mr. Talley holds a Bachelor’s Degree in Business Administration Majoring in Accounting from the University of North Dakota, graduating in 1982, and is a Certified Public Accountant.

Mr. Astrup most recently served as Vice President-Agriculture of the Company, a position he was elected to in February 2004.  In December of 2000 he was appointed to serve as the Company’s Vice President-Administration.  His business experience includes the position of Corporate Controller for the Company, Controller for Midwest Agri-Commodities, and Corporate Accountant for ProGold Limited Liability Company.  Mr. Astrup began working for the Company in 1994.  Prior to joining the Company, Mr. Astrup was also a staff accountant with Arthur Andersen, LLP in Minneapolis.  Mr. Astrup holds a Bachelor of Accountancy degree from the University of North Dakota, graduating in 1991.

This report contains forward-looking statements and information based upon assumptions by the Company’s management.  These forward-looking statements can be identified by the use of forward-looking terminology such as “expects”, “believes”, “will” or similar verbs or expressions.  If any of management’s assumptions prove incorrect or should unanticipated circumstances arise, the Company’s actual results could materially differ from those anticipated by such forward-looking statements.  The differences could be caused by a number of factors or combination of factors, including, but not limited to, those factors influencing the Company and its business which are described in  “Risk Factors” section contained in the Company’s Annual Report on Form 10-K for fiscal year 2006.  Readers are urged to consider these factors when evaluating any forward-looking statement.  The Company undertakes no obligation to update any forward-looking statements in this report to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CRYSTAL SUGAR COMPANY

Dated:	May 9, 2007		/s/ Mark Kalvoda
		By:	Mark Kalvoda
		Its:	Corporate Controller and Chief Accounting Officer